UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 2, 2022

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road
2nd Floor
Macon, Georgia 31210

(Address of principal executive offices and zip code)
(478) 822-2801

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BLBD	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 2, 2022, Blue Bird Corporation (the “Company”) entered into the Fifth Amendment and Limited Waiver to Credit Agreement (“Fifth Amendment”), by and among the Company and certain of its subsidiaries, including Blue Bird Body Company (“Borrower”), and Bank of Montreal, as Administrative Agent and an Issuing Bank, Fifth Third Bank and Truist Bank, each an Issuing Bank, and certain other financial institutions from time to time party thereto (collectively, the “Lenders”).

The Fifth Amendment amended the Credit Agreement, dated as of December 12, 2016 (“Credit Agreement,” as amended by the First Amendment to Credit Agreement, dated as of September 13, 2018 (“First Amendment”), Second Amendment to Credit Agreement, dated as of May 7, 2020 (“Second Amendment”), Third Amendment to Credit Agreement, dated as of December 4, 2020 (“Third Amendment”), Fourth Amendment to Credit Agreement, dated as of November 24, 2021 (“Fourth Amendment”), and as further amended by the Fifth Amendment, collectively the “Amended Credit Agreement”).

The Fifth Amendment, among other things, resulted in the Borrower and Administrative Agent jointly electing an early opt-in to change one of the market interest rate indices that Borrower can elect to accrue interest on outstanding borrowings from the U.S. Dollar London Interbank Offering Rate (“LIBOR”), which is being discontinued subsequent to June 30, 2023, to the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (“SOFR”). Such change will become effective at the end of the applicable interest period for any LIBOR borrowings outstanding on the Fifth Amendment effective date.

The Fifth Amendment also provides covenant relief, through December 31, 2022, via a waiver of the $20.0 million trailing twelve-month minimum consolidated EBITDA covenant for the fiscal quarter ending October 1, 2022 and the 2,306 minimum units manufactured covenant for the trailing three-month period ending October 1, 2022. Out of an abundance of caution, the Company requested such covenant relief given the supply chain disruptions that challenged the Company throughout its fiscal year.

Finally, the Fifth Amendment requires the Company to provide a rolling thirteen-week cash flow forecast to the Administrative Agent, on a monthly basis, beginning with the fiscal month ended August 27, 2022 and ending with the fiscal month ending April 1, 2023.

The foregoing description of the Fifth Amendment is a summary and is qualified in its entirety by reference to a copy of the Fifth Amendment, which will be included as an Exhibit to the Company’s fiscal year 2022 Form 10-K that will be filed with the Securities and Exchange Commission in December 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

99.1    Press Release of the Company, dated September 9, 2022.
104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

By:	/s/ Ted M. Scartz
Name:	Ted M. Scartz
Title:	Senior Vice President and General Counsel
Dated: September 9, 2022